MERRILL LYNCH EUROFUND

                    Supplement dated April 28, 2000 to the
          Statement of Additional Information dated January 31, 2000

     The ninth paragraph under the section entitled "Management of the Fund - Trustees and Officers" which provides information about the portfolio manager of the Fund is revised by deleting the paragraph in its entirety and adding the following:

         JAMES A. MACMILLAN (34) - Portfolio Manager (1)(2) - Director (Equity Fund Management) of the Asset Management Group of ML & Co. since 1999; Portfolio Manager of the Manager or its affiliates since 1993.

Code     #10476-01-00ALL